UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2015

STEEL PARTNERS HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35493	13-3727655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 520-2300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 7, 2015, SP Corporate Services LLC (“SP Corporate”), an indirect wholly owned subsidiary of Steel Partners Holdings L.P. (the “Company”), and SP General Services LLC ("SPGS") entered into that certain Sixth Amended and Restated Management Agreement (the “Management Agreement”), effective as of January 1, 2015, to assign the rights and obligations of the Company and SPH Group LLC, a directly and indirectly wholly owned subsidiary of the Company, to SP Corporate to assist SP Corporate in connection with the services it renders to the Managed Entities (as defined in the Management Agreement) and to remove the provisions related to the Incentive Units (as defined in the Management Agreement), which are restated in a separate agreement.  Warren G. Lichtenstein, the Executive Chairman of Steel Partners Holdings GP Inc., the Company's general partner (the “General Partner”), is the Chief Executive Officer of SPGS. Jack L. Howard, the President of and a member of the Board of Directors of the General Partner, is the President of SPGS. James F. McCabe, Jr., the Chief Financial Officer of the General Partner, is also the Chief Financial Officer of SPGS.

The foregoing description of the Management Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Management Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

On January 7, 2015, the Company and SPH SPV-I LLC (“SPH SPV”) entered into that certain Incentive Unit Agreement (the “Incentive Unit Agreement”), effective as of May 11, 2012, to restate the provisions related to the Incentive Units from the Management Agreement without substantive change.  SPH SPV had previously been assigned the Incentive Unit by SPGS.  Warren G. Lichtenstein, the Executive Chairman of the Company's General Partner, is the managing member of SPH SPV.

The foregoing description of the Incentive Unit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Unit Agreement, which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

On January 7, 2015, the General Partner entered into the Fifth Amended and Restated Agreement of Limited Partnership of the Company (the “Limited Partnership Agreement”) to reflect certain clarifications, including changes consistent with the revisions to the Management Agreement.

The foregoing description of the Limited Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Limited Partnership Agreement, which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibits
10.1	Sixth Amended and Restated Management Agreement by and between SP Corporate Services LLC and SP General Services LLC, effective as of January 1, 2015.
10.2	Incentive Unit Agreement by and between Steel Partners Holdings L.P. and SPH SPV-I LLC, effective as of May 11, 2012.
10.3	Fifth Amended and Restated Agreement of Limited Partnership of Steel Partners Holdings L.P., dated as of July 14, 2009.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

January 13, 2015	STEEL PARTNERS HOLDINGS L.P.

	By:	Steel Partners Holdings GP Inc.
Its General Partner

	By:	/s/ James F. McCabe, Jr.
James F. McCabe, Jr.
Chief Financial Officer

Exhibits

Exhibit No.	Exhibits
10.1	Sixth Amended and Restated Management Agreement by and between SP Corporate Services LLC and SP General Services LLC, effective as of January 1, 2015.
10.2	Incentive Unit Agreement by and between Steel Partners Holdings L.P. and SPH SPV-I LLC, effective as of May 11, 2012.
10.3	Fifth Amended and Restated Agreement of Limited Partnership of Steel Partners Holdings L.P., dated as of July 14, 2009.